EXHIBIT 10.17
                                Amendment No. 1
                                ---------------

            Reference is made to that certain Revolving Loan agreement dated as of February 17, 1995 (the "Loan Agreement") among The Vons Companies, Inc., Bank of America National Trust and Savings Association, as Documentation Agent, The Chase Manhattan Bank, N.A., as Administrative Agent and the Banks party thereto. Terms defined in the Loan Agreement are used herein with the same meanings.

            Borrower, the Administrative Agent and the Banks hereby agree as follows:

      1.    "Applicable Commitment Fee Rate"  The definition of
             ------------------------------
"Applicable Commitment Fee Rate" in Section 1.1  of the Loan
                                            ---
Agreement is amended to read as follows:

                  "Applicable Commitment Fee Rate" means, for
                   ------------------------------
            each Pricing Period, the rate set forth below
            (expressed in basis points) opposite the Applicable Pricing Level for that Pricing
            Period:

            Pricing Level            Rate
            -------------            ----
                I                    10.00
                II                   12.50
                III                  12.50
                IV                   15.00
                V                    20.00
                VI                   25.00
                VII                  31.25"

      2.    "Applicable Eurodollar Rate Margin"  The definition
             ---------------------------------
of "Applicable Eurodollar Rate Margin" in Section 1.1  of the
                                                  ---
Loan Agreement is hereby amended to read as follows:


                  "Applicable Eurodollar Rate Margin"
                   ---------------------------------
            means, for each Pricing Period, the
            interest rate set forth below
            (expressed in basis points) opposite the Applicable Pricing Level for that Pricing
            Period:

            Pricing Level            Margin
            -------------            ------
                I                    22.50
                II                   25.00
                III                  32.50
                IV                   37.50
                V                    50.00

                                     - 1 -

                VI                   62.50
                VII                  75.00

      3.    "Applicable Standby Letter of Credit Fee Rate"  The
             --------------------------------------------
definition of "Applicable Standby Letter of Credit Fee Rate" in
Section 1.1  of the Loan Agreement is hereby amended to read as
-----------
follows:

                  "Applicable Standby Letter of Credit
                   -----------------------------------
            Fee Rate" means, for each Pricing Period,
            --------
            the rate set forth below (expressed in
            basis points) opposite the Applicable
            Pricing Level for that Pricing Period:

            Pricing Level            Rate
            -------------            ----
                I                    12.50
                II                   15.00
                III                  22.50
                IV                   27.50
                V                    40.00
                VI                   52.50
                VII                  65.00

      4.    "Applicable Pricing Level"  The definition of
             ------------------------
"Applicable Pricing Level" in Section 1.1 of the Loan Agreement
                              -----------
is hereby amended to read as follows:

                  "Applicable Pricing Level" means, for each
                   ------------------------
            Pricing Period, the pricing level set forth below opposite the pricing criteria achieved by Borrower as of the first day of that Pricing Period (and, if such pricing criteria are set forth opposite different pricing levels, then the pricing level set forth below that is more favorable to Borrower):

            Level                 Pricing Criteria
            -----        ----------------------------------
                         Interest               Senior
                         Coverage Ratio         Debt Rating
                         --------------         -----------
            I            Equal to or            At least
                         greater than 5.75      A or A2

            II           Equal to or            A- or A3
                         greater than 5.25
                         but less than
                         5.75 to 1.00
                                     - 2 -

            III          Equal to or            BBB+ or
                         greater than 4.75      Baa1
                         but less than
                         5.25 to 1.00

            IV           Equal to or            BBB or
                         greater than 4.25      Baa2
                         to 1.00 but less
                         than 4.75 to 1.00

            V            Equal to or            BBB- or
                         greater than 3.75      Baa3
                         to 1.00 but less
                         than 4.25 to 1.00

            VI           Equal to or            BB+ or
                         greater than 3.00      Ba1
                         to 1.00 but less
                         than 3.75 to 1.00

            VII          Less than 3.00 to      Below
                         1.00                   BB+ or
                                                Ba1

      5.    Counterparts.  This Amendment may be executed in
            ------------
counterparts in accordance with Section 11.7 of the Loan
                                        ----
Agreement.

      6.    Confirmation.  In all other respects, the Loan
            ------------
Agreement is hereby confirmed.


      Dated as of August  4 , 1995.
                         ---

                        THE VONS COMPANIES, INC.

                        By  /S/ Pamela Knous
                           -------------------------------------------

                           Its  Pamela K. Knous, E.V.P. & C.F.O.
                               --------------------------------------
                                [Printed Name and Title]


                        By  /S/ T. J. Wallock
                           -------------------------------------------

                           Its  Terrence J. Wallock, E.V.P & General Counsel
                               -------------------------------------
                                [Printed Name and Title]






















                                     - 3 -
                        THE CHASE MANHATTAN BANK, N.A.,
                         as Administrative Agent

                        By  /S/ Ellen Gutrog
                           -------------------------------------------

                           Its  Ellen Gutrog V.P
                               --------------------------------------
                                [Printed Name and Title]

                        THE CHASE MANHATTAN BANK, N.A.,
                        as a Bank

                        By  /S/ Ellen Gutrog
                           -------------------------------------------

                           Its  Ellen Gutrog V.P
                               ---------------------------------------
                           [Printed Name and Title]


                        BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        THE BANK OF NOVA SCOTIA,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]










                                     - 4 -


                        THE CHASE MANHATTAN BANK, N.A.,
                         as Administrative Agent

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        THE CHASE MANHATTAN BANK, N.A.,
                        as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]

                        BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as a Bank

                        By /s/ Gina M. West
                           -------------------------------------------
                               Gina M. West
                           Its Vice President
                               --------------------------------------
                           [Printed Name and Title]

                        THE BANK OF NOVA SCOTIA,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]

                        THE CHASE MANHATTAN BANK, N.A.,
                         as Administrative Agent

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                            [Printed Name and Title]


                                     - 4 -
                        THE CHASE MANHATTAN BANK, N.A.,
                        as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                                [Printed Name and Title]


                        BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]

                        THE BANK OF NOVA SCOTIA,
                         as a Bank

                        By  /s/ Chris Johnson
                           -------------------------------------------

                           Its  Sr. Relationship Mgr.
                               --------------------------------------
                                [Printed Name and Title]
                                Chris Johnson





















                                     - 4 -
                        CITICORP USA, INC.,
                         as a Bank

                        By  /S/ W. P. Stengel
                           -------------------------------------------
                                W. P. Stengel
                           Its  Vice President
                               --------------------------------------
                                [Printed Name and Title]

                        NATIONSBANK OF TEXAS, N.A.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        ABN AMRO BANK N.V.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]

                        FIRST INTERSTATE BANK OF CALIFORNIA,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]












                                     - 5 -

                        CITICORP USA, INC.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]

                        NATIONSBANK OF TEXAS, N.A.,
                         as a Bank

                        By  /s/ M. M. SHAFROTH
                           -------------------------------------------

                           Its  Michele M. Shafroth - Senior Vice President
                               ---------------------------------------
                           [Printed Name and Title]


                        ABN AMRO BANK N.V.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]

                        FIRST INTERSTATE BANK OF CALIFORNIA,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]











                                     - 5 -


                        CITICORP USA, INC.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        NATIONSBANK OF TEXAS, N.A.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        ABN AMRO BANK N.V.,
                         as a Bank

                        By  /s/ ELLEN M. COLEMAN         JOHN A MILLER
                           -------------------------------------------
                                   Ellen M. Coleman
                           Its  Assistant Vice President John A. Miller
                            --------------------------------------
                                [Printed Name and Title] Vice President

                        FIRST INTERSTATE BANK OF CALIFORNIA,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                                [Printed Name and Title]











                                     - 5 -


                        CITICORP USA, INC.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        NATIONSBANK OF TEXAS, N.A.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        ABN AMRO BANK N.V.,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        FIRST INTERSTATE BANK OF CALIFORNIA,
                         as a Bank

                        By /s/ W. J. BAIRD
                           -------------------------------------------
                                    William J. Baird
                           Its      Senior Vice President
                               --------------------------------------
                           [Printed Name and Title]











                                     - 5 -


                        FIRST NATIONAL BANK OF CHICAGO,
                         as a Bank

                        By  /s/ L. GENE BEUBE
                           -------------------------------------------
                                L. Gene Beube
                           Its  Senior Vice President
                               --------------------------------------
                           [Printed Name and Title]

                        SOCIETE GENERALE,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        UNION  BANK,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        BANK OF HAWAII,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]











                                     - 6 -


                        FIRST NATIONAL BANK OF CHICAGO,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        SOCIETE GENERALE,
                         as a Bank

                        By  /s/ MAUREEN KELLY
                           -------------------------------------------
                                                            MAUREEN E. KELLY
                           Its                                 Vice President
                               --------------------------------------
                           [Printed Name and Title]

                        UNION BANK,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        BANK OF HAWAII,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]











                                     - 6 -


                        FIRST NATIONAL BANK OF CHICAGO,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        SOCIETE GENERALE,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        UNION  BANK,
                         as a Bank

                        By  /s/ ANN M. YASUDA
                           -------------------------------------------

                           Its  Ann M. Yasuda, Vice President
                               ---------------------------------------
                           [Printed Name and Title]


                        BANK OF HAWAII,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]












                                     - 6 -

                        FIRST NATIONAL BANK OF CHICAGO,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        SOCIETE GENERALE,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        UNION  BANK,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        BANK OF HAWAII,
                         as a Bank

                        By  /s/ MARCY E. FLEMING
                           -------------------------------------------

                           Its  MARCY E. FLEMING - VICE PRESIDENT
                               --------------------------------------
                           [Printed Name and Title]












                                     - 6 -

                        CHEMICAL BANK,
                         as a Bank

                        By  /s/ NEIL R. BZLAN
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        CREDIT LYONNAIS LOS ANGELES BRANCH,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        THE INDUSTRIAL BANK OF JAPAN, LTD.,
                        LOS ANGELES AGENCY,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        PNC BANK, NATIONAL ASSOCIATION,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]











                                     - 7 -

                        CHEMICAL BANK,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        CREDIT LYONNAIS LOS ANGELES BRANCH,
                         as a Bank

                        By  /s/ THIERRY VINCENT
                           -------------------------------------------
                           Thierry Vincent
                           Its  Vice President
                               --------------------------------------
                           [Printed Name and Title]

                        THE INDUSTRIAL BANK OF JAPAN, LTD.,
                        LOS ANGELES AGENCY,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        PNC BANK, NATIONAL ASSOCIATION,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                         as a Bank

                        By  /s/ THIERRY VINCENT
                           -------------------------------------------
                                 Thierry Vincent
                                 Authorized Signatory




                                     - 7 -
                        CHEMICAL BANK,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        CREDIT LYONNAIS LOS ANGELES BRANCH,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        THE INDUSTRIAL BANK OF JAPAN, LTD.,
                        LOS ANGELES AGENCY,
                         as a Bank

                        By  /s/ T. AKIYAMA
                           -------------------------------------------

                           Its  Takahide Akiyama, Joint General Manager
                               ---------------------------------------
                           [Printed Name and Title]


                        PNC BANK, NATIONAL ASSOCIATION,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]











                                     - 7 -

                        CHEMICAL BANK,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        CREDIT LYONNAIS LOS ANGELES BRANCH,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               --------------------------------------
                           [Printed Name and Title]

                        THE INDUSTRIAL BANK OF JAPAN, LTD.,
                        LOS ANGELES AGENCY,
                         as a Bank

                        By
                           -------------------------------------------

                           Its
                               ---------------------------------------
                           [Printed Name and Title]


                        PNC BANK, NATIONAL ASSOCIATION,
                         as a Bank

                        By  /s/ ANTHONY L. TRUNZO
                           -------------------------------------------
                                Anthony L. Trunzo
                           Its  Vice President
                               --------------------------------------
                           [Printed Name and Title]











                                     - 7 -

                        THE TOKAI BANK, LTD.
                        LOS ANGELES AGENCY,
                         as a Bank

                        By  /s/ HIROMU KITO
                           -------------------------------------------

                           Its  Hiromu Kito, Joint General Manager
                               --------------------------------------
                           [Printed Name and Title]











































                                     - 8 -